Exhibit 99.1

 SPRING 2017nasdaq gm: artxwww.arotech.com  Investor PRESENTATION

 Nasdaq: ARTX  2  SAFE HARBOR STATEMENT  This presentation contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries, (collective ”the company”), to the extent such statements do not relate to historical or current fact. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and Arotech’s other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech’s latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Arotech does not undertake to update its forward-looking statements.

INVESTMENT HIGHLIGHTS

Arotech is an innovative engineering solutions company that offers defense & security solutions to government agencies, municipalities & commercial organizations to aid with safety and preparedness

- Committed to growth
  - Two divisions in attractive markets with long term growth programs
  - Diversified customer base… long-standing customer relationships drive repeat business
  - Leading market positions in attractive end markets with significant barriers to entry
- Reduced Corporate Cost Structure
  - Board of Directors focused on growth, operational efficiency and creating long-term shareholder value
  - Smaller Board and Executive team

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   Power Systems    Training and Simulation  Business  Innovative design, rapid prototyping & lean manufacturing for aerospace, defense, medical & industrial applications worldwide     World-class simulation- based training solutions for engineering, use-of-force and operator training simulations  Market Size  Global Defense ElectronicsMarket revenues in $10s of Billions    Global Military Simulation & Virtual Training expected to reach $13.8B in 20201  2016 Revenue  $46.6M    $46.4M  % of Revenue  50%    50%  Gross Margin  18%    43%  Nasdaq: ARTX  4  DIVISIONS OVERVIEW  1 Source: Visiongain

 Nasdaq: ARTX  FINANCIAL OVERVIEW  5  ($ in millions)  Revenue  Adjusted EBITDA  Training & Simulation Power Systems Total Company        7.9% CAGR  Guidance Range$93 - $103(1)  Guidance Range$7.5 - $8.5(1)  (1) 2017 guidance range provided by company as of May 9, 2017. Arotech undertakes no obligation to update its estimates  $62.2  $93.0  $96.6  $103.6  $88.5  $80.1  $103.0  …..VCTS component…..

DIVERSIFIED REVENUE BASE

2016 Revenue by Division


50%
50%
Training & Simulation
Power Systems

Numerous & diverse revenue sources

- Training and Simulation — 50%
  - Air Warfare 18%
  - Military Vehicle 12%
  - MILO 10%
  - Service 4%
  - Comm Vehicle & RTI 6%
- Power Systems — 50%
  - US Power Systems 26%
  - Tactical Batteries 20%
  - Life Vest Batteries 4%

A well-diversified revenue base from varied, yet complementary products

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 Nasdaq: ARTX  7  TRAINING AND SIMULATION DIVISION    TRAINING AND SIMULATION DIVISIONArotech’s Training and Simulation Division (ATSD) develops and provides an extensive array of trainers and simulators for all kinds of equipment and situations for military, law enforcement and commercial customers. Our simulators safely and economically train people from municipal rail and bus drivers to military pilots and convoy crews to respond immediately and appropriately in threatening and dangerous situations while under extreme pressure.    RESEARCHSIMULATION  AIR WARFARESIMULATION  VEHICLESIMULATORS  JUDGMENTALUSE OF FORCE

TRAINING AND SIMULATION DIVISION




CONTINUUM
OF TRAINING
2VIEW
RescueSim
MILO RESPONSE
PUMP OPS

Market:
Security,
Defense
& Training
Applications



Product Areas:

- High speed weapons simulations
- Judgmental Use of Force
- Vehicle driving SIMS – Police, Fire, EMS
- Military Training SIMS
- Research SIMS


FAAC

Customers that trust Arotech Solutions include:

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TRAINING & SIMULATION – KEY PROGRAMS


F-15
F-18
F-16
F-22
F-35

High Speed Weapon Simulation


LOFT SOLUTION CUE
R_{AERO} RANGE
R_{OPT} RANGE
IN-RANGE ZONE
MANEUVER ZONE
DYNAMIC LAUNCH ZONE INDICATES TARGET RANGE RELATIVE TO SELECTED MISSILE
TOS/ETA
TIME REMAINING (T), TIME TO ACTIVE (A), OR TIME TO MPRF (M) FOR THE MISSILE WITH THE LONGEST TUI OR TIME REMAINING FOR THE MISSILE WITH THE LONGEST TUT (L) LAUNCHED AGAINST THE BUGGED TARGET
ATTACK STEERING CUE
OWNSHIP RANGE TO TARGET WHEN MISSILE ON RAIL ENTERS MPRF (M) OR IMPACTS TARGET (F)
ALLOWABLE STEERING ERROR CIRCLE
OWNSHIP RANGE TO TARGET WHEN MISSILE OF INTEREST ENTERS MPRF (M) OR IMPACTS TARGET (F)
LOFT SOLUTION CUE
R_{AERO} RANGE
R_{OPT} RANGE
IN-RANGE ZONE
MANEUVER ZONE

ZAP – Zone Acquisition Process

- Contracting with Lockheed, Boeing, Raytheon, USAF, Cubic
  - Significant awards to continue F-15 and F-16 support in Q1
  - Over 40 active contracts
- Continually expanded and enhanced as the operational flight programs are updated and new weapons/capabilities are added
- New markets with TA-50 and UAVs

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 Nasdaq: ARTX  10  TRAINING & SIMULATION – KEY PROGRAMS  Use of Force training for law enforcement and military customersNew products driving record salesTheater systems launched in 2015 have proven popularLive fire training$40M IDIQ with US Department of State announced last year

 Nasdaq: ARTX  11  TRAINING & SIMULATION – KEY PROGRAMS  Train route clearance teams to detect and neutralize improvised explosive devices (IEDs)$41M Sole-Source award to FAAC will bring 5 more years of innovation

 Nasdaq: ARTX  12  POWER SYSTEMS DIVISION    POWER SYSTEMS DIVISIONArotech’s Power Systems Division (APSD) develops and provides sophisticated portable energy solutions designed to complex and demanding customer specifications for diverse applications from vehicle power, clean energy power generation, power distribution and management, military field equipment to life vest lights, satellite radios and unmanned vehicles. Arotech’s solutions are produced primarily for military, aerospace and industrial customers.    UNDERWATER& UAV POWER  TACTICALBATTERIES  HYBRIDPOWER  POWERMANAGEMENT

 Nasdaq: ARTX  13  POWER SYSTEMS DIVISION  Established and Diverse Customer Base Includes:  Product Areas:Distributed Power ManagementHybrid Power GenerationHigh Energy SystemsSWIPES & RechargeablesC4ISR    Market: MilitaryCommercialMedical  MR-2791

 14  Water Activated Batteries  POWER SYSTEMS – KEY PROGRAMS

 Nasdaq: ARTX  15  POWER SYSTEMS – KEY PROGRAMS  Distributed Power Control and Monitoring System (DPCMS)   Successfully integrated on USMC AAV Real-Time Diagnostics & PrognosticsMakes AAV platform viable until 2035 - twenty years beyond its acquisition lifecycle. Configurable Power Distribution System Positioned to be New Standard for Military Vehicles – Dual Redundant, Intelligent Power Management

POWER SYSTEMS – KEY PROGRAMS



GREENS/Hybrid Power 1kW Solution

- Lightweight, compact, man portable renewable power solution
- Collects and stores solar energy and converts it to clean, reliable power
- Hybrid capability allows use of a generator with auto-start if desired
- Voltage Output: 22-30 VDC
- Power Output: 1kW of power and up to five systems can be paralleled together to provide 5kW of power

Mobile Electric Hybrid Power Sources – 5kW Solution



- Modular, compact, trailer or rack-mountable hybrid power solution
- Collects and stores energy from a solar and generator to deliver clean, reliable power
- Hybrid system capability intelligently integrates solar and generator power to further reduce fuel consumption
- Voltage Output: 1P 120V / 3P 208V 60 Hz or 240V 50 Hz
- Power Output: 5kW to 15kW
- Delivers Hours of Silent Watch


GREENS Gen I Prototype Delivery Sep 2010
GREENS Gen I LRIP Delivery Mar 2011
GREENS Gen II FRP Jul 2012 – Dec 2014
MHEES Concept Refinement Jan 2015
MHEES Delivery Sep 2015
MEHPS Delivery Summer 2017
2010
2011
2012
2013
2014
2015
2016
2017

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CONTACTS

Company Contact

Arotech Corporation

Dean Krutty, CEO - krutty@arotechusa.com | (800) 281-0356

Investor Relations

Arotech Corporation

Scott Schmidt– scott.schmidt@arotechusa.com | (800) 281-0356

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